Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of FullCircle Registry, Inc. a Nevada corporation (the "Company"), on Form 10-KSB for the annual period ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Trent Oakley, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section
1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                      /s/Trent Oakley
                                                         ---------------
                                                         Trent Oakley
                                                         Chief Financial Officer
Date: April 14, 2004